SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 16, 2002

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)
(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor
New York, New York	10022-4624

42, rue Saint-Dominique
Paris, France	75007

Parkstraat 83,
The Hague,
The Netherlands	2514 JG
(Addresses of principal executive offices)	(Zip or Postal Codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
	99.1	Question and Answer document on the October 16, 2002 Schlumberger Limited Press Release

Item 9.    REGULATION FD DISCLOSURE

The Question and Answer document attached hereto as Exhibit 99.1, which is incorporated in this Item 9 by reference, was posted on the Schlumberger internet web site (www.slb.com/ir) on October 16, 2002 and is furnished pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/S/ FRANK A. SORGIE
Frank A. Sorgie
Chief Accounting Officer

Date: October 16, 2002